UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 19, 2010

Verigy Ltd.

(Exact name of registrant as specified in its charter)

Singapore	000-52038	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Verigy Ltd.

No. 1 Yishun Ave. 7

Singapore 768923

(Address of principal executive offices, including zip code)

+65 6755-2033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2010, the Board of Directors of Verigy Ltd. (“Verigy” or the “Company”) adopted a Policy Regarding Recoupment of Certain Compensation applicable to our executive officers (the “Recoupment Policy”). Pursuant to the Recoupment Policy, Verigy may seek to recoup certain compensation from executive officers in the event that the Company is required to restate its financial statements as a result of willful misconduct or fraud on the part of an officer. The Recoupment Policy is set forth in Appendix A to the form of Acknowledgement & Agreement described below and filed with this Current Report on Form 8-K as Exhibit 10.1.

In connection with adoption of the Recoupment Policy, each of our executive officers will sign an Acknowledgement & Agreement (the “Agreement”) pursuant to which the executive officer acknowledges and agrees, in consideration of continued benefits to be received from Verigy (or a subsidiary) and the right to participate in, and receive future awards under, Verigy’s cash- and equity-based incentive programs, that the Recoupment Policy could apply to—and require disgorgement of—gains realized in the future from sales of Verigy equity acquired by him/her pursuant to equity-based awards issued prior to and after the date on which the Recoupment Policy was adopted, and that the Recoupment Policy also applies to compensation arrangements established after the date of the Agreement. The form of Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 8.01	Other Events.

On January 19, 2010, our Board of Directors approved amendments to our 2006 Equity Incentive Plan (“2006 EIP”) to:

•	establish minimum vesting of three years for time-based awards and one year for performance-based awards, subject to exceptions for up to 10% of shares reserved under the plan; and

•	eliminate the ability to buy back or cash out options for less than their intrinsic value without shareholder approval.

The 2006 EIP as amended as of January 19, 2010, is filed with this Current Report on Form 8-K as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Form of Acknowledgement & Agreement between Verigy and each of its executive officers with regard to Verigy’s Policy Regarding Recoupment of Certain Compensation.

10.2*	2006 Equity Incentive Plan, as amended as of January 19, 2010.

*	Management contracts or compensation plans or arrangements in which directors or executive officers are eligible to participate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verigy Ltd.

By:	/s/ KENNETH M. SIEGEL
Kenneth M. Siegel

Date: January 21, 2009

Exhibit Index

Exhibit Number	Description

10.1*	Form of Acknowledgement & Agreement between Verigy and each of its executive officers with regard to Verigy’s Policy Regarding Recoupment of Certain Compensation.

10.2*	2006 Equity Incentive Plan, as amended as of January 19, 2010.

*	Management contracts or compensation plans or arrangements in which directors or executive officers are eligible to participate.